Exhibit 99(a)

HOWE BARNES 12TH ANNUAL COMMUNITY BANK CONFERENCE AUGUST 13-14, 2007 -- CHICAGO Martin Zorn Executive Vice President and Chief Financial Officer Growing, Transforming, and Improving

Safe Harbor Statement Certain statements made in this release may constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. When used in this release, the words "may," "will," "should," "would," "anticipate," "expect," "plan," "believe," "intend," and similar expressions identify forward-looking statements. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements to be materially different from the results, performance or achievements expressed or implied by such forward- looking statements. Such factors include: risks relating to changes in interest rates; risks of default on and concentration of loans within our portfolio; the possible insufficiency of our allowance for loan losses, regional economic conditions; competition; governmental regulation and supervision; failure or circumvention of our internal controls; reliance on Integra Bank to fund dividends to our shareholders; disruption of business or dilution of shareholder value as a result of mergers or acquisitions; our ability to retain key personnel; failure or disruption of our information systems; technological change; and other factors described in our periodic reports filed with the SEC. We undertake no obligation to revise or update these risks, uncertainties and other factors except as may be set forth in our periodic reports.

Table of Contents Pages 5-7 8-30 31-33 34-36 37-44 Overview Goals for 2007 - 2009 Shareholder Return & Outlook for 2007 Closing Remarks Appendix

As of June 30, 2007 Major Markets Integra Bank N.A. Total Asset: $3.2 Billion Total Loans: $2.2 Billion Total Deposits: $2.4 Billion Number of Branches: 79 Employees: 861 On April 9, 2007, Integra completed its acquisition of Prairie Financial Corporation. On July 9, 2007, Integra opened its 80th branch overall with a new location in the Greater Cincinnati market. Overview - Integra Franchise

Overview An Experienced Team Conclusion: An experienced team with metropolitan market backgrounds and four of six worked together at Star Bank. Name Age Title Previous Experience Hired Michael T. Vea 48 Chairman, President and Bank One, Cincinnati 1999 Chief Executive Officer Star Bank Martin M. Zorn 51 Executive Vice President Wachovia Bank 2001 Chief Financial and Risk Officer Archie M. Brown 46 Executive Vice President Star / Firstar / US Bank 2001 Commercial and Consumer Raymond D. Beck 51 Executive Vice President National City Corp. 2006 Chief Credit Officer Star / Firstar / US Bank Roger D. Watson 54 Executive Vice President Star / Firstar / US Bank 2003 Division Mgr. / CRE Roger M. Duncan 54 Executive Vice President Integra Bank 1985 Community Banking President

Overview 2004 - 2006 Transformation Accelerated Revenue Growth Improved Operating Efficiency Provided Quality Service, Develop Employees, Continue to Increase Managerial Depth Lowered Risk Profile

Goals for 2007-2009

Goals for 2007-2009 Achieve Earnings growth and Total Shareholder Return in the First Quartile of our Midwest Peer Group Improve Franchise Value

Growth Strategy

Growth Strategy Acquire New Customers and do more with them. Increase our presence in faster growing Metro Markets through selective acquisitions and by continuing to recruit successful lending and product teams. Improve our Margin and Net Interest Income by improving our Loan and Asset Mix. Allocate capital to highest uses to increase Total Shareholder Return.

Growth Strategy Acquire New Customers - RETAIL STRATEGY High Performance Checking High Performance Business Checking Competitive Product Set Build in-house or private label best in class Service Differentiation I Care Extended Banking Hours New Branch Prototype

Growth Strategy Acquire New Customers - COMMERCIAL STRATEGY Recruit proven teams with strong track records - CRE Team in 2003 - Cincinnati Commercial Team in mid-2006 Hired new Evansville Commercial Manager in 2007 Relationship focused

Cincinnati Commercial Commercial Real Estate Initiative Growth Strategy Acquire New Customers - COMMERCIAL LOAN GROWTH

Growth Strategy Commercial Strategy - HIRING TEAMS Team focused: Continue to opportunistically hire teams as we expand Our criteria: Teams of commercial lenders, or fee generating business lines (wealth management, etc.) with proven track records - Management team remains intact Provide additional capabilities or complementary to existing capabilities Metro Market focused

Growth Strategy Acquire New Customers - ACQUISITIONS Prairie Bank & Trust closed on April 9, 2007 - 5 Branches - Number of customers: 14,625

Growth Strategy Chicago Market Continue to grow the very successful residential construction lending niche Grow our C&I business by hiring experienced lenders Promote and offer more cash management, remote deposit, and other treasury products and services Enhance retail and small business capabilities Roll out High Performance Checking

Growth Strategy Acquire New Customers - ACQUISITIONS

Growth Strategy Grow Revenue - DEPOSIT ACCOUNTS Focused on driving core checking account growth - key to the customer relationship Service charges are an additional benefit of increased checking account openings

Growth Strategy Grow Revenue - NON INTEREST INCOME Debit Card income is up 18.9% or $0. 2 million from 1Q07 Deposit Service Charge income is up 28.2% or $1.2 million from 1Q07

Growth Strategy Improving our Margin - IMPROVING LOAN MIX Exited the Indirect Marine/RV business in 4Q06 due to inadequate pricing. Private Labeled our residential mortgage processing, underwriting, closing, and servicing in 1Q07. Improved Earnings Asset Mix Reduced level of investments Increased percentage of Commercial Loans Opportunity to replace maturing CDs from Chicago more cheaply in our other Markets.

Steadily increasing our reliance on core earning assets Loan demand and pipelines remain solid Growth Strategy Improving our Margin - IMPROVING LOAN MIX

Growth Strategy Capital Allocation - CAPITAL MANAGEMENT Target returning 35-70% of earnings to shareholders depending on growth opportunities: Organic Growth Market Expansion Dividends Share Repurchase Dividend policy - payout 35-50% of earnings Increased dividend 5.8% to $0.18 on June 20, 2007 Board approved stock buyback plan - 2.5% or $12.5 million Repurchased 404,450 shares under previous program

Growth Strategy Continue efficiency improvement and expense management We reduced NIE by over $5 million during the last 3 years. Invest and Grow in faster growing markets and businesses. Improve efficiency of slow growth markets and businesses. Sell or outsource if financial returns are below goals.

Shareholder Return and Outlook for 2007

As of July 31, 2007 Note: Peer group consists of the following: FMBI, ONB, MBFI, UBSI, PRK, AMFI, WSBC, SRCE, CHCF, FRME, IBCP, FFBC, FPFC, HTLF, RBCAA, CTBI, MBHI, BUSE, CHCO, OSBC, MSFG, THFF, FINB Shareholder Return and Outlook for 2007 IBNK Price Performance Opportunity for Price to Earning multiple expansion

Attractive Relative Value As of August 6, 2007

Questions and Answers

Growing, Transforming, and Improving

For more information: Visit our website, www.integrabank.com Listen to our web casts to follow our progress Call us with questions: Mike Vea, our CEO at (812) 464-9604 Martin Zorn, our CFO at (812) 461-5794 Thank You

Appendix

What We Have Accomplished - Efficiencies Discipline around Salary and FTE growth has contributed to an improving Efficiency Ratio Reinvesting in Higher Growth Businesses

Appendix - REGIONAL BALANCE SHEET AS OF 2Q07

Appendix - 2Q SUMMARY OPERATING RESULTS Here is a summary of Integra's second quarter 2007 operating results: Diluted net income per share of $0.41 for second quarter 2007 Compared with $0.41 for first quarter 2007 Compared with $0.42 for second quarter 2006 Return on assets of 1.04% for second quarter 2007 Compared with 1.12% for first quarter 2007 Compared with 1.09% for second quarter 2006 Return on equity of 10.71% for second quarter 2007 Compared with 12.62% for first quarter 2007 Compared with 13.24% for second quarter 2006 Net interest margin of 3.40% for second quarter 2007 Compared with 3.48% for first quarter 2007 Compared with 3.42% for second quarter 2006

Appendix - 2Q SUMMARY OPERATING RESULTS Continued summary of Integra's second quarter 2007 operating results: Allowance for loan losses of $26.4 million or 1.19% of loans at June 30, 2007 Compared with $21.2 million or 1.18% at March 31, 2007 Compared with $21.0 million or 1.17% at June 30, 2006 - Equaled 191.6% of non-performing loans at June 30, 2007, compared with 238.8% at March 31, 2007 and 275.8% at June 30, 2006 Non-performing loans of $13.8 million or 0.62% of loans at June 30, 2007 Compared with $8.9 million or 0.50% of loans at March 31, 2007 Compared with $7.6 million or 0.43% at June 30, 2006 Annualized net charge-off rate of 0.22% for second quarter 2007 Compared with 0.17% for first quarter 2007 Compared with 0.69% for second quarter 2006

Appendix - LOAN COMPOSITION Total Portfolio Wt. Avg. FICO Score: 733 Wt. Avg. FICO Score: 703 Total Loans & Leases: $2.2B Avg. Loan Yield: 7.62% As of June 2007

Appendix - COMMERCIAL REAL ESTATE COMPOSITION Percent of the total portfolio: 36.6% Avg. Loan Size: $514K As of June 2007

Appendix - CONSTRUCTION & DEVELOPMENT COMPOSITION Total Construction & Development Portfolio: $539.1M As of June 2007